Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Discipline Fund ETF

(a series of EA Series Trust)

Ticker Symbol: DSCF

December 29, 2022

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information

all dated November 28, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for Discipline Fund ETF (DSCF). Effective on the open of trading on December 29, 2022 (the “Effective Date”), the primary listing exchange for DSCF’s shares will be changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc. As a result, each reference in the Summary Prospectus, Prospectus and SAI to NYSE Arca, Inc. as the primary listing exchange for DSCF’s shares will be replaced with a reference to the Cboe BZX Exchange, Inc. on the Effective Date.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.